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                                 Exhibit 10xx

                         LEVI STRAUSS ASSOCIATES INC.
                        EXCESS BENEFIT RESTORATION PLAN

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                         LEVI STRAUSS ASSOCIATES INC.
                     SUPPLEMENTAL BENEFIT RESTORATION PLAN

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                                  AMENDMENTS

       WHEREAS, Levi Strauss Associates Inc. (the "Company") has established the Levi Strauss Associates Inc. Excess Benefit Restoration Plan and the Levi Strauss Associates Inc. Supplemental Benefit Restoration Plan (individually, the "Excess BRP" and the "Supplemental BRP," respectively, collectively, the "BRPs");

       WHEREAS, the Company desires to amend the BRPs to provide for an orderly and systematic division of interests under the BRPs pursuant to an appropriate domestic relations order;

       WHEREAS, by resolutions duly adopted on June 18, 1992, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the employee benefit plans of the Company and to delegate to any other officer of the Company the authority to adopt certain amendments to such plans (the "Delegation"); and

       WHEREAS, on June 1, 1993, pursuant to the Delegation, Robert D. Haas delegated to Donna J. Goya, Senior Vice President, the authority to amend the employee benefit plans of the Company subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof;

       NOW, THEREFORE, effective as of the date hereof, the Company amends the BRPs as set forth below:

       1. The Excess BRP is amended by the addition of a new Section 10 to read as set forth below:

                                  Section 10

         Alienation in Response to Qualified Domestic Relations Order
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             Any other provision of this Plan notwithstanding, an
        Eligible Employee's benefit under the Plan shall be payable to any "alternate payee," as such person is defined in section 414(p)(8) of

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        the Code, as provided in a domestic relations order with
        respect to the Plan which would constitute a qualified domestic relations order within the meaning of section 414(p)(1)(A) of the Code if the Plan were subject to section 414(p) of the Code. Determinations under this Section 10, including but not limited to determination of whether an order would constitute a qualified domestic relations order, shall be made by the Committee, or its designee, in its sole discretion. The rights of any alternate payee hereunder are subject to the provisions of the Plan as administered with respect to alternate payees, and the Committee may require an alternate payee to acknowledge that his or her rights are subject to such provisions.

       2. The Supplemental BRP is amended by the addition of a new Section X to read as set forth below:

                                   Section X

         Alienation in Response to Qualified Domestic Relations Order
         ------------------------------------------------------------

             Any other provision of this Plan notwithstanding, an Eligible Employee's benefit under the Plan shall be payable to any "alternate payee," as such person is defined in section 414(p)(8) of the Code, as provided in a domestic relations order with respect to the Plan which would constitute a qualified domestic relations order within the meaning of section 414(p)(1)(A) of the Code if the Plan were subject to section 414(p) of the Code. Determinations under this
        Section 10, including but not limited to determination of whether an order would constitute a qualified domestic relations order, shall be made by the Committee, or its designee, in its sole discretion. The rights of any alternate payee hereunder are subject to the provisions of the Plan as administered with respect to alternate payees, and the Committee may require an alternate payee to acknowledge that his or her rights are subject to such provisions.

       IN WITNESS WHEREOF, the undersigned has set her hand hereunto as of the date set forth below.



________________________           ___________________________________________
Date                               Donna J. Goya

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